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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          October 30, 2007
                                                 -------------------------------


                             FAIR ISAAC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-16439               94-1499887
          --------                        -------               ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

    901 Marquette Avenue, Suite 3200
         Minneapolis, Minnesota                                 55402-3232
         ----------------------                                 ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         612-758-5200
                                                   -----------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               TABLE OF CONTENTS

Item 2.02.    Results of Operations and Financial Condition.

Item 9.01.    Financial Statements and Exhibits.

Signature

Exhibit Index

              Exhibit 99.1

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Item 2.02. Results of Operations and Financial Condition.

     On October 30, 2007, Fair Isaac Corporation (the "Company") reported its financial results for the quarter and year ended September 30, 2007. See the Company's press release dated October 30, 2007, which is furnished as Exhibit
99.1 hereto and incorporated by reference in this Item 2.02.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits.

Exhibit    Description
-------    -----------
99.1       Press Release dated October 30, 2007

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FAIR ISAAC CORPORATION

                              By:  /s/ Charles M. Osborne
                                   ---------------------------------------------
                                   Charles M. Osborne
                                   Executive Vice President and
                                   Chief Financial Officer

Date: October 30, 2007

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                                 EXHIBIT INDEX

Exhibit No.      Description                                Manner of Filing
-----------      -----------                                ----------------
99.1             Press Release dated October 30, 2007       Filed Electronically